UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan St.
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end:  December 31, 2012

Date of reporting period:  December 31, 2012

Item 1. Reports to Stockholders.

Capital Advisors Growth Fund

TacticalShares Dynamic Allocation Fund

Annual Report

December 31, 2012

CAPITAL ADVISORS GROWTH FUND

January 31, 2013

Dear Shareholder,

Stock markets around the world delivered strong returns in 2012 as several macro level risks evolved favorably throughout the year.  Specifically, the risk of a break-up of the euro zone diminished substantially following policy actions from the European Central Bank (ECB).  Economic data improved in China toward the end of the year, reducing fears of a hard-landing for the Chinese economy.  Additionally, the stock market correctly anticipated that the U.S. economy would survive the passing of the “fiscal cliff” without disruption.  The Capital Advisors Growth Fund invested cautiously around these “event” risks to deliver a gain of 12.74% in 2012, compared to gains of 16.00% and 15.26% for the Fund’s benchmarks, the S&P 500® Index and Russell 1000® Growth Index, respectively.

The following data summarizes the Fund’s performance over various holding periods ending December 31, 2012 in comparison to the Fund’s relevant benchmarks:

Periods Ending December 31, 2012

		Russell 1000®
	Fund	Growth Index	S&P 500® Index
6-Months	6.09%	4.71%	5.95%
12-Months	12.74%	15.26%	16.00%
3-Years*	8.45%	11.35%	10.87%
5-Years*	1.85%	3.12%	1.66%
10-Years*	7.65%	7.52%	7.10%
Inception (12/31/1999)*	-0.12%	-0.64%	1.66%

Net Expense Ratio: 1.27%^  Gross Expense Ratio 1.76%

^
Effective May 1, 2009, the Advisor has contractually agreed to waive a portion or all of its management fees and pay Fund expenses, until such contractual arrangement is terminated by the Trust’s Board of Trustees, to ensure that (excluding AFFE, taxes, interest and extraordinary expenses) the Net Annual Fund Operating Expenses do not exceed 1.25% of average daily net assets of the Fund through at least 4/30/13.

*	Annualized.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-866-205-0523.

CAPITAL ADVISORS GROWTH FUND

The Fund imposes a 2.00% redemption fee if shares are held for 7 days or less after purchase. Performance data does not reflect the redemption fee. If it had, returns would be reduced.

PERFORMANCE ATTRIBUTION

Both Apple Inc. (AAPL: $532.00) and Visa Inc. (V: $151.58), which contributed the most to the Fund’s return in 2011, were again the strongest performers in 2012.  Both Visa and Apple remain market leaders in the rapidly growing areas of electronic commerce and mobile internet, respectively.  We categorize both of these stocks as “Accelerated Growers” because we believe they are in the phase of their business lifecycle when growth seems sustainable at an accelerated rate of three-to-five times the growth rate for the overall economy.

Wells Fargo & Co. is an example of our most conservative category, which we call a “Stable Earner.”  These kinds of companies have established market positions and proven business models which has historically led to predictable earnings and cash flows.  Wells Fargo has over 70 million customers, is the largest residential mortgage originator, the largest used car lender, the second largest private education finance lender, and is the number one small-business lender in the United States.  The company has benefited from the economic recovery in the United States over the last 12 months, especially as housing and auto sales have rebounded strongly over the last year.

The Fund’s biggest disappointments last year were Nokia Corp. (NOK: sold in 2012), Staples, Inc. (SPLS: sold in 2012) and Johnson Controls, Inc. (JCI: sold in 2012).  Nokia stock suffered from market share losses in traditional mobile devices and its late entrance to the smart phone market.  The Fund initiated its position in Nokia at a price of $5.43 per share, a level we felt reflected the risks and opportunities the company faced at the time.  We underestimated the degree to which Nokia’s core business of selling feature phones would deteriorate while the company prepared for the launch of its next-generation smart phones in the fourth quarter.  The Fund disposed of its position in the stock at $3.85 per share.

Staples and Johnson Controls suffered company-specific challenges last year that contributed to the poor performance of these stocks.  Staples suffered from weakness in the office supply industry and increasing online competition.  Johnson Controls reduced its earnings guidance twice in 2012, citing global weakness in its key product categories.  We sold the stock when industry peers did not experience similar headwinds.

OUTLOOK

The U.S. stock market looks attractive over the next 12-months.  We acknowledge the first half of the year could be volatile as policy makers

CAPITAL ADVISORS GROWTH FUND

negotiate the sequestration, a budget resolution and an increase in the national debt ceiling.  However, it seems likely that fiscal policy can fade from the spotlight as the year progresses, allowing decision makers throughout the economy to break out of their recent holding patterns in pursuit of more productive activities.

We remain deeply concerned about our nation’s unsustainable fiscal trajectory in the long-term.  However, provided some progress is made to narrow the budget deficit in 2013, we don’t expect the U.S. fiscal position to trigger a panic in the financial markets in the coming year.  The time horizon for such a panic is probably less than five years, however, if Washington doesn’t get its act together.

Surprisingly, conditions in Europe provide a second reason for optimism in the near-term.  Behind the scary headlines out of Europe, much progress has been made to relieve several pressure points in the euro crisis.  The International Monetary Fund (IMF) currently expects most countries in the euro zone to run a primary budget surplus1 in 2013, including Greece, Italy, Portugal and Spain.

Like the fiscal position in the U.S., the longer-term future for the euro zone seems more uncertain.  A breakup of the currency bloc remains uncomfortably possible over the next five years.  However, the news should be incrementally positive in 2013 because the drag from fiscal restraint should be lower relative to the recent past.

Also, unlike last year at this time, programs are now in place at the European Central Bank (ECB) to backstop the banking system and arrest any panic that might erupt in the sovereign debt markets in the region.  A sharp recovery in European bank stocks and a dramatic reduction in government bond yields in recent months suggest the programs put in place at the ECB last year are working.

Fears of a “hard landing” in China have also subsided in the wake of better economic reports from the country in recent weeks.  Equity markets in several emerging markets, including China, outperformed the U.S. stock market during the fourth quarter for the first time in several quarters.

Lastly, the primary quantitative metrics we track (moving averages and credit spreads) are signaling a healthy climate for the stock market as of January 2013.

1
The “primary budget” refers to government revenues minus expenses, excluding interest payments on government debt.  A primary budget surplus indicates that a nation’s fiscal position is improving, rather than deteriorating, even if the total budget remains in deficit.

CAPITAL ADVISORS GROWTH FUND

Our approach with the Fund continues to include three broad strategies.  First is to emphasize “blue chip”, dividend paying stocks like AT&T Inc. (T: $35.45) Eaton Corp. (ETN: $54.18), General Electric Co. (GE: $20.99), Johnson & Johnson (JNJ: $65.26), Microsoft Corp. (MSFT: $26.71), PepsiCo, Inc. (PEP: $67.89) and The Procter & Gamble Co. (PG: $66.71).  Dominant global franchises like these may represent the best store of value among any asset class over the next several years, even if they experience some volatility along the way.  Dividend payments from these companies seem well covered, and the yield is far better than the interest rates available in the U.S. Government Bond market.

More importantly, a well-managed global business can adjust to the kinds of macro conditions that pose risk for most asset markets.  If inflation becomes a problem in the developed world, these companies have pricing power to keep up with rising input costs.  If deflation is the issue, these companies can cut costs to maintain profit margins.  And if sluggish growth is the challenge, global businesses can take their activities to places in the world where growth is better.

A second strategy we are using in the Fund is to focus on companies that we believe can grow.  A growing business creates advantages for overcoming obstacles along the way.  Growth creates opportunities to invest in the newest and best innovations to support the business.  It helps to attract the most talented scientists, engineers and managers.  Growth allows better choices when a business needs to adjust its cost structure, or modify its business model.  In short, growth solves a lot of problems.

We continue to believe the ongoing expansion of the mobile internet seems like a megatrend that can endure through any future path for the macro economy.  Once connected to the mobile internet through a smart phone, most people never want to go back.  These devices are becoming integral to the way people communicate and organize their lives.  Rapid growth seems sustainable until a much larger percentage of the global population is connected relative to the current penetration rate for these devices.

Beneficiaries of this megatrend in the Fund’s portfolio include Apple Inc. (AAPL: 419.89), Broadcom Corp. (BRCM: 32.00), Google Inc. (GOOG: $625.00), Qualcomm, Inc. (QCOM: $56.49), and the service providers, AT&T Inc. (T: 30.03) and Vodafone Group Plc (VOD: $26.90).  Additionally, the Fund holds positions in other secular trends, including a potential rebound in the global auto market, which should benefit portfolio positions like General Motors (GM: $28.83) and Eaton Corp. (ETN: $59.54); and resource scarcity, which involves positions in National-Oilwell Varco, Inc. (NOV: $68.35), Occidental Petroleum Corp. (OXY: $76.61), Potash Corp. of Saskatchewan (POT: $41.40) and TransOcean Ltd. (RIG: 38.39).

CAPITAL ADVISORS GROWTH FUND

The third element of the Fund’s strategy is risk management through cash reserves.  The Fund maintained a higher than usual balance in money market assets in recent years out of respect for the higher-than-normal possibility of a disorderly macro event of one kind or another.  We view cash as way to play defense and offense.  Holding cash is defensive in that it has helped reduce volatility and downside risk for the Fund’s portfolio as a whole.  However, cash is also a source of potential upside for the Fund whenever volatility creates opportunities in individual stocks.

The Fund entered 2013 with a modest allocation to cash of approximately 7.2%.  We expect cash to play a more limited role in the Fund’s strategy in 2013, but that could change if our outlook for a benign macro environment turns out to be overly optimistic.

FUND HOLDINGS

The ten largest holdings in the Fund as of December 31, 2012 were as follows:

Security	No. Shares	Cost/Share	Market/Share	Portfolio %
Wells Fargo & Co.	42,300	$26.92	34.18	5.2
Apple Inc.	2,600	325.63	533.03	5.0
General Electric Co.	57,700	17.01	20.99	4.3
BHP Billiton Limited	14,670	75.28	78.44	4.1
Qualcomm, Inc.	17,700	51.84	62.02	3.9
ABB LTD	49,900	18.32	20.79	3.7
Vodafone Group Plc	39,700	26.02	25.19	3.6
TransOcean Ltd.	22,000	50.02	44.65	3.5
BlackRock, Inc.	4,490	162.40	206.71	3.3
PepsiCo, Inc.	12,400	64.37	68.43	3.0

Of the 33 common stocks held by the Fund as of December 31, 2012, the 10 largest holdings represented 46.9% of total assets.  The Fund held 7.2% of its assets in interest bearing cash reserves as of December 31, 2012.

A NOT-SO-BOLD PREDICTION…

It is customary for annual mutual fund letters like this one to predict the stock market at this time of year.  Capital Advisors’ contribution to this tradition is to predict that most peoples’ forecasts for 2013 will be wrong.  This is not a particularly bold forecast on our part, since the consensus opinion about the stock market is frequently wrong.  However, it is instructive to consider why this is so.

One reason so many forecasts fail in the stock market is because they assume the future will be “average.”  How many predictions have you heard for 2013 that fall within a point or two of 10%?  The consensus forecast always clusters around 10% this time of year because that is the long-term average return for stocks over time.

CAPITAL ADVISORS GROWTH FUND

Frequency of One-Year Returns
Annualized Total Returns: 1900-2012

Source:  Ibbotson; Capital Advisors, Inc.

Unfortunately, average is a bad assumption for the stock market.  Out of 112 calendar years between 1901 and 2012, the return for the U.S. stock market landed within one point of 10% just four times – in 1902 (9.44%), 1905 (10.67%), 1993 (10.08%), and 2004 (10.88%)2.  Meanwhile, half of all years fell outside the boundary of plus-or-minus 16% (15% of outcomes below -16% and 34% above +16%), while two-thirds of all years landed outside the range of -10% (21% of outcomes) to +10% (48% of outcomes)3.

The tendency for stocks to either do really well, or really poorly, seems particularly relevant to the outlook for 2013 because the dysfunctional management of our nation’s fiscal policy represents a potential catalyst that could push stocks sharply in either direction in the first few months of the year.  More broadly, this data suggests that stocks tend to do better than most people expect during years when the economic and geopolitical backdrop remains stable, and considerably worse than expected in years that include a negative surprise on the economic or geopolitical front.

LONGER-TERM OUTLOOK FOR STOCKS…

It surprises many people to learn that “average” is also a bad assumption for long-term returns in the stock market.  Out of 103 10-year holding periods between 1900 and 2012 (measured as of each calendar year-end), only 22 produced an annualized return between 8% and 12%, suggesting the odds of achieving an “average” outcome are only about one-in-five, even when the holding period lasts a decade.

2	Source: Ibbotson; Capital Advisors, Inc.
3	Source: Crestmont Research (www.CrestmontResearch.com)

CAPITAL ADVISORS GROWTH FUND

Frequency of 10-Year Returns
Annualized Total Returns: 1900-2012

Source:  Crestmont Research (www.CrestmontResearch.com)

As the chart above shows, the most common experience for 10-year holding periods has been less than 8.0% per annum (44% of periods between 1900 and 2012), while 35% of 10-year holding periods produced an above-average return of 12.0% or better4.

IN SUMMARY…

The Capital Advisors Growth Fund will continue to invest behind the thesis that slow economic growth will correlate to weaker profit growth and below-average total returns in the long-term, although we are more hopeful about 2013.  Cyclical sectors like housing and autos seem poised to contribute to economic growth in 2013, after subtracting from growth for much of the past few years.  Assuming we are right about fading attention on the fiscal cliff as the year progresses, it seems possible the economy might accelerate in the second half of the year as companies resume investing and hiring decisions that may have been deferred in 2012.  We continue to emphasize high-quality “blue chip” stocks with above-average dividends and global business models that take advantage of faster growing developing economies.  Stocks that offer a reasonable yield and a geographically diverse business model should deliver attractive total returns over the next several years.

We continue to strive to deliver less volatility and lower downside risk relative to other large cap growth funds and indexes by incorporating a disciplined risk management process into the Fund’s overall stock selection process.  When the market climate seems favorable, as measured objectively

4	Source: Crestmont Research (www.CrestmontResearch.com)

CAPITAL ADVISORS GROWTH FUND

by its valuation, trend and risk level (as indicated by credit spreads in the bond market), we tilt the Fund more aggressively with stocks in our “Accelerated Grower,” and “Emerging Franchise,” categories.  When the market climate deteriorates, we shift the portfolio in the opposite direction with more “Stable Earners” and higher cash reserves.

The Fund entered 2013 positioned more aggressively than had been the norm over the past three years.  We expect to position the Fund for a healthy stock market environment as long as the geopolitical climate remains stable and our risk indicators remain positive.

As always, we appreciate the trust you have placed with the Capital Advisors Growth Fund.

Keith C. Goddard, CFA	Channing S. Smith, CFA
Chief Investment Officer/	Portfolio Manager
Portfolio Manager	Capital Advisors Growth Fund
Capital Advisors Growth Fund	Managing Director,
CEO, Capital Advisors, Inc.	Capital Advisors, Inc.

Investment performance reflects voluntary fee waivers in effect.  In the absence of such waivers, total return would be reduced.

Opinions expressed are those of Keith C. Goddard and Channing S. Smith, and are subject to change, are not guaranteed, and should not be considered investment advice.

The S&P 500® Index is an unmanaged, capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The Russell 1000® Growth Index is a market-cap weighted index of common stocks incorporated in the U.S. and its territories.  This index measures the performance of companies within the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

Indices are not available for direct investment and do not incur expenses.

Fund holdings and/or sector weightings are subject to change and should not be considered a recommendation to buy or sell a security.  Please refer to the schedule of investments for more complete holding information.

Mutual fund investing involves risk. Principal loss is possible. Growth stocks typically are more volatile that value stocks, however, value stocks have a lower expected growth rate in earnings and sales. The Fund invests in foreign securities which involves political, economic and currency risks, greater volatility and differences in accounting methods.

Investments in money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although these funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

TACTICALSHARES DYNAMIC ALLOCATION FUND

February 7, 2013

Dear Shareholder,

The TacticalShares Dynamic Allocation Fund was launched on August 10, 2012, and advanced 3.73% for the period from its inception (8/10/12) through the end of the fiscal year on December 31, 2012.  This compares to a gain of 6.45% for the Fund’s primary benchmark, the S&P Global Broad Market Index, for the same period.

The following data summarizes the Fund’s performance over various holding periods ending December 31, 2012 in comparison to the Fund’s relevant benchmark:

Period Ending December 31, 2012

		S&P Global Broad
	Fund	Market Index
1-Month	2.57%	2.54%
3-Months	2.50%	3.20%
Inception (8/10/2012)	3.73%	6.45%

Net Expense Ratio: 1.65%^  Gross Expense Ratio 2.06%

^
The Advisor has contractually agreed to waive a portion or all of its management fees and pay Fund expenses to ensure that the Net Annual Fund Operating Expenses (excluding estimated AFFE of 0.40%, taxes, interest and extraordinary expenses) do not exceed 1.25% of average daily net assets of the Fund through at least August 31, 2013.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-866-205-0523.

The Fund imposes a 1.00% redemption fee if shares are held for 30 days or less after purchase. Performance data does not reflect the redemption fee. If it had, returns would be reduced.

Recent performance and activity in the Fund is always driven by the Fund’s objective investment process.  As a reminder, the Fund invests in four primary asset sectors: domestic equities, international equities, emerging markets and natural resources.  To gain access to the four asset sectors, the portfolio invests in up to 50 exchange traded funds (ETFs) that in our opinion represent the primary constituents of each of the four markets.  The strategy uses a proprietary, moving average-based model to systematically

TACTICALSHARES DYNAMIC ALLOCATION FUND

adjust its risk exposure to each of the 50 ETFs on a monthly basis.  There are no subjective overrides or inputs into the model.

This process allows the Fund’s risk profile to dynamically adjust to prevailing market conditions based on objective signals from market prices.  When the global equity markets have been trending upward, we expect many of the 50 ETFs to be included in the portfolio.  When the recent trend has been negative in the global risk markets, we expect the Fund’s allocation to fixed income and cash reserves to increase as ETFs are sold from the portfolio in response to these negative trends.

A brief correction in global equity markets in the fourth quarter of 2012 triggered the sale of several ETFs from the Fund’s portfolio in October and November, including domestic industry sectors for Technology, Utilities, Energy, Consumer Goods and Basic Materials, country ETFs for Brazil, Chile, Russia, and South Africa, and natural resource sectors for Coal, Energy, Precious Metals and Water.

By the end of November, the Fund held 37% of its portfolio in cash and short-term reserves.  At the time this seemed like a prudent position in advance of the pending “fiscal cliff” negotiations in Washington.  Had markets reacted negatively to the outcome of the “fiscal cliff” debate, the Fund’s allocation to cash and reserves was large enough to make a positive difference in its downside risk.  Yet the Fund’s 63% exposure to risk markets was also sufficient to participate in a rally in the event of a favorable resolution to the policy debate.

We know in hindsight that markets rallied strongly from mid-November of 2012 through January of 2013, as the worst-case-scenario for Washington policy was avoided.  The Fund lagged its global equity benchmark in the early phase of this rally due to its defensive positions relative to the benchmark.  Yet the rally triggered successive buy signals among the 50 risk market ETFs in the Fund’s investment universe, allowing for healthy gains for the Fund in December.

PERFORMANCE ATTRIBUTION

The following three ETFs were the biggest contributors to performance (8/31/12-12/31/12):

-iShares FTSE China 25 Index ETF
-iShares South Korea Index ETF
-iShares S&P Global Timber & Forestry ETF

TACTICALSHARES DYNAMIC ALLOCATION FUND

The following three ETFs were the biggest detractors to performance (8/31/12-12/31/12):

-iShares Brazil Index ETF
-iShares Dow Jones US Basic Materials ETF
-iShares MSCI Russia Index ETF

OUTLOOK

We believe the Fund’s rules-based, trend following investment process offers an objective snapshot of the state of the global equity markets at any given time.  Individual countries and industry sectors that exhibit uptrend characteristics are added to the portfolio, while those sectors and countries that exhibit a downtrend are removed from the portfolio, according to our rules-based process.

As of December 31, 2012, the Fund was approximately 87.5% invested in the equity markets, with the remainder in cash and short-term U.S. Government Bond ETFs.  This 87% in the equity markets was spread across 44 ETFs.

The Fund’s positioning is clearly representative of the positive equity market performance during the last few weeks of 2012, as the vast majority of the underlying holdings in the Fund were trading above their moving average indicators.  The noteworthy sectors and countries that were not in the portfolio at the end of the year include: U.S. Utilities, the U.S. Technology Sector, Global Energy, Silver Miners, Gold Miners, and Energy Services.

FUND HOLDINGS

The ten largest holdings in the Fund as of December 31, 2012 were as follows:

Portfolio Holding	Percentage Weighting
Schwab Short-Term U.S. Treasury ETF	5.2
Market Vectors Agribusiness ETF	5.1
iShares Barclays Intermediate
Government/Credit Bond Fund	4.7
iShares MSCI Global Select Metals
& Mining Producers Fund	4.1
iShares MSCI United Kingdom Index Fund	4.1
iShares FTSE China 25 Index Fund	3.5
iShares MSCI Japan Index Fund	3.4
iShares MSCI Brazil Index Fund	3.4
iShares Dow Jones U.S. Oil & Gas
Exploration & Production Index Fund	3.0
iShares MSCI South Korea Index Fund	3.0

TACTICALSHARES DYNAMIC ALLOCATION FUND

As of December 31, 2012, the 10 largest holdings represented 39.5% of total assets.

The Fund continues to be diversified across sectors, geographies, and holdings.  As of December 31, 2012, the Fund’s exposure to the four primary asset markets was as follows:

Equity Sector Allocation	Percentage Weighting
Developed Markets	25.0
U.S. Equity Sectors	20.0
Emerging Markets	25.0
Natural Resources	17.5
Cash/Short-Term Bond	12.5

IN SUMMARY…

The Fund’s investment process seeks to accomplish two investment goals.  First, the strategy seeks to take advantage of a material difference in the distribution of monthly returns for many risk assets in months following a positive moving average reading (i.e., the asset is trading above its moving average) compared to months following a negative moving average measurement.  The historical record of many asset sectors demonstrates that average monthly returns have been higher, and the frequency of negative returns has been lower, in months following a positive moving average reading versus a negative reading.

The second goal is to reduce the likelihood of experiencing a significant drawdown in the principal value of the portfolio during secular bear markets for various asset sectors.  The discipline of selling any of the Fund’s 50 risk market ETFs when they cross below their moving average may allow the Fund to avoid a further decline in those ETFs whenever a short-term correction evolves into a secular bear market for a given country or industry sector.

By applying a binary allocation target to 50 sub-sectors of the global equity markets, the Fund seeks to deliver a different pattern of returns compared to static benchmarks for these markets.  Since the binary allocation targets are driven by trend-following signals, investors in the Fund should expect a reasonably high correlation to the global equity markets during broad advances for these markets because most of the Fund’s 50 ETFs are likely to trade above their moving average during a sustained uptrend.  The Fund should exhibit low correlation to the global equity markets during broad downturns because many of the 50 ETFs would likely trade below their moving average under these conditions.

TACTICALSHARES DYNAMIC ALLOCATION FUND

The cost for these very favorable correlation characteristics is borne during trendless market conditions, when short-term volatility frequently triggers false signals in the portfolio that can reduce the Fund’s return relative to its benchmark.  These periods are inevitable and unavoidable, yet we don’t worry about their long-term impact on the Fund’s results as long as the strategy performs as expected during secular bull and bear market cycles for global equities.

As always, we appreciate the trust you have placed with the TacticalShares Dynamic Allocation Fund.

Keith C. Goddard, CFA	Channing S. Smith, CFA
Portfolio Manager	Portfolio Manager
TacticalShares Dynamic	TacticalShares Dynamic
Allocation Fund	Allocation Fund
CEO, Capital Advisors, Inc.	Managing Director,
Capital Advisors, Inc.

Monty L. Butts	John J. Hastings
Portfolio Manager	Portfolio Manager
TacticalShares Dynamic	TacticalShares Dynamic
Allocation Fund	Allocation Fund
Managing Director,	Vice President,
Capital Advisors, Inc.	Capital Advisors, Inc.

Investment performance reflects voluntary fee waivers in effect.  In the absence of such waivers, total return would be reduced.

Opinions expressed are those of Keith C. Goddard, Channing S. Smith, Monty L. Butts and John J. Hastings, and are subject to change, are not guaranteed, and should not be considered investment advice.

The S&P Global Broad Market Index, comprised of the S&P Developed Broad Market Index and S&P Emerging Broad Market Index, is a comprehensive, rules-based index measuring global stock market performance. The S&P Global BMI covers approximately 10,000 companies in 46

TACTICALSHARES DYNAMIC ALLOCATION FUND

countries, and is calculated daily in six standard currency offerings plus the local currencies: USD, EUR, GBP, JPY, AUD, CAD, and LCL. Indices are not available for direct investment and do not incur expenses.

Fund holdings and/or sector weightings are subject to change and should not be considered a recommendation to buy or sell a security.  Please refer to the schedule of investments for more complete holding information.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in foreign securities which involves political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for emerging markets. Because the funds invest in ETFs, they are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares. The Fund’s assets will be allocated to ETFs invested in commodities and commodity linked instruments. Investments in commodities, such as gold, or commodity linked instruments, such as futures contracts, options on futures contracts, options and swaps, will subject the Fund’s portfolio to volatility that may also deviate from the price movements in equity and fixed income securities. Fixed income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment.

Diversification does not assure a profit or protect against a loss in a declining market.

Correlation is a statistical measure of how two securities move in relation to each other.

Binary Allocation Target: The Fund seeks to replicate the composition of the four TacticalShares Indices, including the ETFs or similar ETFs comprising the indices and the fixed target weight of each ETF. The fixed target weight of each ETF is pre-defined in the TacticalShares Indices methodology, which is based upon a binary investment strategy. Each individual ETF will be either be fully invested in an equity-based ETF according to the pre-defined weighting, if the particular ETF is trading above its pre-defined moving average on its monthly measurement day or fully invested in a distinct short-term government bond ETF, if the particular ETF is trading below its pre-defined moving average on its monthly measurement day.

References to other funds should not be interpreted as an offer of these securities.

CAPITAL ADVISORS GROWTH FUND

Comparison of the change in value of a $10,000 investment in the
Capital Advisors Growth Fund versus the S&P 500® Index
and the Russell 1000® Growth Index.

	Average Annual Total Return1
	One Year	Five Year	Ten Year
Capital Advisors Growth Fund	12.74%	1.85%	7.65%
S&P 500® Index	16.00%	1.66%	7.10%
Russell 1000® Growth Index	15.26%	3.12%	7.52%

Performance data quoted represents past performance and is no guarantee of future results.  The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-866-205-0523.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares.  Indices do not incur expenses and are not available for investment.  Performance data shown does not reflect the 2.00% redemption fee imposed on shares held for 7 days or less.  If it did, total returns would be reduced.

1	Average Annual Total Return represents the average change in account value over the periods indicated.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The Russell 1000® Growth Index is a market-cap weighted index of common stocks incorporated in the U.S. and its territories.  This index measures the performance of companies within the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values.

TACTICALSHARES DYNAMIC ALLOCATION FUND

Comparison of the change in value of a $100,000 investment in the
TacticalShares Dynamic Allocation Fund - Institutional Class versus the S&P Global Broad Market Index.

Since Inception1
TacticalShares Dynamic Allocation Fund -
Institutional Class	3.73%
S&P Global Broad Market Index	6.45%

Performance data quoted represents past performance and is no guarantee of future results.  The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-866-205-0523.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares.

Indices do not incur expenses and are not available for investment.  Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for 30 days or less.  If it did, total returns would be reduced.

The S&P Global Broad Market Index is a comprehensive, rules-based index measuring global stock market performance.  It represents the only global index suite with a transparent, modular structure that has been fully float adjusted since its inception in 1989.

1	The Fund commenced operations on August 10, 2012.

CAPITAL ADVISORS FUNDS

EXPENSE EXAMPLE at December 31, 2012 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period indicated for each Fund and held for that entire period.

Actual Expenses
The first line of the tables below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.25% per the operating expenses limitation agreement for the Capital Advisors Growth Fund and the TacticalShares Dynamic Allocation Fund.  Although the Funds charge no sales load or transaction fees, you may be assessed a fee for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds.  The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads),

CAPITAL ADVISORS FUNDS

EXPENSE EXAMPLE at December 31, 2012 (Unaudited), Continued

redemption fees, or exchange fees.  Therefore, the second set of lines of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Capital Advisors Growth Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/12	12/31/12	(7/1/12 – 12/31/12)
Actual	$1,000.00	$1,060.90	$6.48
Hypothetical (5% return
before expenses)	$1,000.00	$1,018.85	$6.34

*
Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/366 days to reflect the one-half year expense.

TacticalShares Dynamic Allocation Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	8/10/12	12/31/12	(8/10/12 – 12/31/12)
Actual	$1,000.00	$1,037.30	$5.01
Hypothetical (5% return
before expenses)	$1,000.00	$1,014.75	$4.95

*
Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 144 (days in most recent fiscal half-year)/366 days to reflect the one-half year expense.

CAPITAL ADVISORS FUNDS

SECTOR ALLOCATION OF PORTFOLIO ASSETS – December 31, 2012 (Unaudited)

Capital Advisors Growth Fund

TacticalShares Dynamic Allocation Fund

Percentages represent market value as a percentage of total investments.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at December 31, 2012

Shares	COMMON STOCKS - 94.29%	Value

	Agricultural Chemicals - 1.89%
12,900	Potash Corporation of Saskatchewan, Inc. - ADR	$524,901

	Air Delivery & Freight Services - 1.91%
5,800	FedEx Corp.	531,976

	Application Software - 3.01%
31,300	Microsoft Corp.	836,649

	Asset Management - 3.33%
4,490	BlackRock, Inc.	928,128

	Auto Manufacturers - Major - 2.73%
26,400	General Motors Co.*	761,112

	Business Services - 2.17%
3,990	Visa, Inc. - Class A	604,804

	Catalog & Mail Order Houses - 1.67%
1,850	Amazon.com, Inc.*	464,609

	Conglomerates - 4.35%
57,700	General Electric Co.	1,211,123

	Data Storage Devices - 3.51%
38,600	EMC Corp.*	976,580

	Diversified Electronics - 2.23%
16,700	TE Connectivity Ltd.#	619,904

	Drug Delivery - 2.62%
12,200	Valeant Pharmaceuticals International, Inc.*#	729,194

	Drug Manufacturers - 2.11%
8,400	Johnson & Johnson	588,840

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at December 31, 2012, Continued

Shares		Value

	Independent Oil & Gas - 4.15%
28,900	Chesapeake Energy Corp.	$480,318
5,600	EOG Resources, Inc.	676,424
		1,156,742

	Industrial Electrical Equipment - 6.67%
49,900	ABB Ltd. - ADR	1,037,421
15,130	Eaton Corp. PLC#	820,046
		1,857,467
	Industrial Metals & Minerals - 4.13%
14,670	BHP Billiton Ltd. - ADR	1,150,715

	Internet Information Provider - 2.78%
1,090	Google, Inc. - Class A*	773,213

	Major Integrated Oil & Gas - 1.95%
7,100	Occidental Petroleum Corp.	543,931

	Medical Instruments & Supplies - 4.91%
12,200	Baxter International, Inc.	813,252
9,600	Covidien PLC#	554,304
		1,367,556
	Money Center Banks - 5.19%
42,300	Wells Fargo & Co.	1,445,814

	Oil & Gas Drilling & Exploration - 3.53%
22,000	Transocean Ltd.#	982,300

	Oil & Gas Equipment & Services - 2.14%
8,700	National Oilwell Varco, Inc.	594,645

	Personal Computers - 4.98%
2,600	Apple, Inc.	1,385,878

	Personal Products - 2.05%
8,400	Procter & Gamble Co.	570,276

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at December 31, 2012, Continued

Shares		Value

	Processed & Packaged Goods - 3.05%
12,400	PepsiCo, Inc.	$848,532

	Restaurants - 2.17%
9,100	Yum! Brands, Inc.	604,240

	Semiconductor - Equipment & Materials - 2.94%
71,600	Applied Materials, Inc.	819,104

	Semiconductor - Integrated Circuits - 5.80%
15,600	Broadcom Corp. - Class A	518,076
17,700	Qualcomm, Inc.	1,097,754
		1,615,830
	Telecommunication Services/Domestic - 6.32%
22,500	AT&T, Inc.	758,475
39,700	Vodafone Group PLC - ADR	1,000,043
		1,758,518
	Total Common Stocks (Cost $23,442,604)	26,252,581

	SHORT-TERM INVESTMENTS - 7.25%
2,018,279	Fidelity Institutional Money Market
	Government Portfolio, Class I, 0.01%†
	(Cost $2,018,279)	2,018,279
	Total Investments in Securities
	(Cost $25,460,883) - 101.54%	28,270,860
	Liabilities in Excess of Other Assets - (1.54)%	(428,241)
	Net Assets - 100.00%	$27,842,619

*	Non-income producing security.
#	U.S. traded security of a foreign issuer.
†	Rate shown is the 7-day annualized yield as of December 31, 2012.
ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

TACTICALSHARES DYNAMIC ALLOCATION FUND

SCHEDULE OF INVESTMENTS at December 31, 2012

Shares	EXCHANGE-TRADED FUNDS - 93.36%	Value

	Developed Markets - 22.60%
12,365	iShares MSCI Australia Index Fund	$310,856
10,853	iShares MSCI Belgium Capped Investable
	Market Index Fund	150,314
13,710	iShares MSCI France Index Fund	323,419
11,423	iShares MSCI Germany Index Fund	282,377
7,659	iShares MSCI Hong Kong Index Fund	148,738
6,067	iShares MSCI Ireland Capped Investable
	Market Index Fund	152,221
3,399	iShares MSCI Isreal Capped Investable
	Market Index Fund	142,418
12,210	iShares MSCI Italy Index Fund	164,225
58,308	iShares MSCI Japan Index Fund	568,503
9,148	iShares MSCI Netherlands Investable
	Market Index Fund	187,626
11,472	iShares MSCI Singapore Index Fund	157,052
6,690	iShares MSCI Spain Index Fund	202,439
6,678	iShares MSCI Sweden Index Fund	201,676
11,121	iShares MSCI Switzerland Index Fund	298,043
32,743	iShares MSCI United Kingdom Index Fund	587,409
		3,877,316
	Emerging Markets - 23.56%
14,319	iShares FTSE China 25 Index Fund	579,633
3,547	iShares MSCI All Peru Capped Index Fund	162,737
8,141	iShares MSCI Brazil Index Fund	456,384
2,597	iShares MSCI Chile Investable Market Index Fund	164,234
5,208	iShares MSCI Indonesia Investable
	Market Index Fund	157,594
10,593	iShares MSCI Malaysia Index Fund	160,272
2,566	iShares MSCI Mexico Investable
	Market Index Fund	180,980
5,564	iShares MSCI Poland Investable
	Market Index Fund	164,806
12,411	iShares MSCI Russia Capped Index Fund	293,520
4,114	iShares MSCI South Africa Index Fund	294,480
6,452	iShares MSCI South Korea Index Fund	408,799
27,680	iShares MSCI Taiwan Index Fund	377,002
1,988	iShares MSCI Thailand Investable
	Market Index Fund	163,990

The accompanying notes are an integral part of these financial statements.

TACTICALSHARES DYNAMIC ALLOCATION FUND

SCHEDULE OF INVESTMENTS at December 31, 2012, Continued

Shares		Value

	Emerging Markets - 23.56%, Continued
2,516	iShares MSCI Turkey Investable
	Market Index Fund	$168,018
12,431	iShares S&P India Nifty 50 Index Fund	309,656
		4,042,105
	Natural Resources - 16.98%
6,689	iShares Dow Jones U.S. Oil & Gas Exploration
	& Production Index Fund	425,022
31,947	iShares MSCI Global Select Metals
	& Mining Producers Fund	723,280
6,345	iShares S&P Global Timber & Forestry Index Fund	287,048
19,970	Market Vectors Agribusiness ETF	1,053,617
8,457	Market Vectors Coal ETF	212,609
11,725	PowerShares Global Water Portfolio	211,167
		2,912,743
	Treasuries/Investment Grade Bonds - 11.88%
479	iShares Barclays 1-3 Year Treasury Bond Fund	40,437
6,672	iShares Barclays Intermediate
	Government/Credit Bond Fund	750,000
24,714	Schwab Short-Term U.S. Treasury ETF	1,247,835
		2,038,272
	U.S. Equity Sectors - 18.34%
10,970	Consumer Staples Select Sector SPDR Fund	382,085
5,544	Energy Select Sector SPDR Fund	396,063
4,474	iShares Dow Jones U.S. Consumer Services
	Sector Index Fund	388,343
6,569	iShares Dow Jones U.S. Financial
	Sector Index Fund	398,738
4,608	iShares Dow Jones U.S. Healthcare
	Sector Index Fund	384,814
5,423	iShares Dow Jones U.S. Industrial
	Sector Index Fund	397,669
16,303	iShares Dow Jones U.S. Telecommunications
	Sector Index Fund	395,511
10,770	Materials Select Sector SPDR Trust	404,306
		3,147,529
	Total Exchange-Traded Funds (Cost $15,321,411)	16,017,965

The accompanying notes are an integral part of these financial statements.

TACTICALSHARES DYNAMIC ALLOCATION FUND

SCHEDULE OF INVESTMENTS at December 31, 2012, Continued

Shares	SHORT-TERM INVESTMENTS - 6.38%	Value

1,095,374	Fidelity Institutional Money Market
	Government Portfolio, Class I, 0.01%†
	(Cost $1,095,374)	$1,095,374
	Total Investments in Securities
	(Cost $16,416,785) - 99.74%	17,113,339
	Other Assets in Excess of Liabilities - 0.26%	45,145
	Net Assets - 100.00%	$17,158,484

ETF - Exchange-Traded Fund
†	Rate shown is the 7-day annualized yield as of December 31, 2012.

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2012

		TacticalShares
	Capital Advisors	Dynamic
	Growth Fund	Allocation Fund
ASSETS
Investments, at value (cost $25,460,883 and
$16,416,785, respectively)	$28,270,860	$17,113,339
Cash	—	20,156
Receivables:
Securities sold	—	947,187
Fund shares issued	—	322,940
Dividends and interest	43,747	14,096
Prepaid expenses	9,396	9,186
Total assets	28,324,003	18,426,904
LIABILITIES
Payables:
Securities purchased	415,333	1,220,400
Distribution payable	—	324
Due to advisor	8,308	2,095
Audit fees	17,500	14,899
Shareholder reporting	3,681	2,200
Transfer agent fees and expenses	6,168	7,908
Administration and fund accounting fees	19,946	12,162
Distribution fees	5,866	—
Pricing fees	—	501
Chief Compliance Officer fee	1,750	3,336
Custodian fees	228	1,391
Legal fees	1,144	2,454
Accrued other expenses	1,460	750
Total liabilities	481,384	1,268,420

NET ASSETS	$27,842,619	$17,158,484

CALCULATION OF NET ASSET VALUE PER SHARE
Net assets applicable to shares outstanding	$27,842,619	$17,158,484
Shares issued and outstanding [unlimited number
of shares (par value $0.01) authorized]	1,458,373	1,106,969
Net asset value, offering and redemption price
per share	$19.09	$15.50

COMPONENTS OF NET ASSETS
Paid-in capital	$26,082,354	$16,653,200
Undistributed net investment income	271	—
Accumulated net realized loss on investments	(1,049,983)	(191,270)
Net unrealized appreciation on investments	2,809,977	696,554
Net assets	$27,842,619	$17,158,484

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS FUNDS

STATEMENTS OF OPERATIONS For the period ended December 31, 2012

		TacticalShares
	Capital Advisors	Dynamic
	Growth Fund	Allocation Fund*
INVESTMENT INCOME
Income
Dividends (net of foreign tax withheld of
$5,951 and $0, respectively)	$581,317	$130,685
Interest	273	36
Total income	581,590	130,721
Expenses
Advisory fees (Note 4)	205,119	36,935
Administration and fund
accounting fees (Note 4)	78,725	19,316
Distribution fees (Note 5)	68,373	—
Transfer agent fees and expenses (Note 4)	22,115	10,778
Registration fees	19,090	3,745
Audit fees	17,500	14,899
Legal fees	11,370	4,000
Chief Compliance Officer fee (Note 4)	7,000	4,636
Trustee fees	6,250	1,375
Shareholder reporting	5,262	2,200
Custody fees (Note 4)	4,618	3,708
Miscellaneous fees	3,710	1,375
Insurance	3,043	—
Pricing fees	—	725
Total expenses	452,175	103,692
Less: advisory fee waiver and expense
reimbursement (Note 4)	(110,309)	(37,736)
Net expenses	341,866	65,956
Net investment income	239,724	64,76

REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS
Net realized gain/(loss) from investments	857,288	(191,270)
Net change in unrealized appreciation
on investments	2,093,164	696,554
Net realized and unrealized gain
on investments	2,950,452	505,284
Net increase in net assets resulting
from operations	$3,190,176	$570,049

*	The TacticalShares Dynamic Allocation Fund commenced operations on August 10, 2012.

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2012	December 31, 2011
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$239,724	$147,768
Net realized gain/(loss)
on investments	857,288	(114,124)
Net change in unrealized
appreciation on investments	2,093,164	322,568
Net increase in net assets
resulting from operations	3,190,176	356,212

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(239,458)	(154,381)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	858,692	1,434,625
Total increase in net assets	3,809,410	1,636,456

NET ASSETS
Beginning of year	24,033,209	22,396,753
End of year	$27,842,619	$24,033,209
Includes undistributed net
investment income of	$271	$—

(a)	A summary of share transactions is as follows:

	Year Ended		Year Ended
	December 31, 2012		December 31, 2011
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	285,663	$5,252,108	237,464	$4,069,244
Shares issued in
reinvestment of
distributions	12,346	235,077	9,155	151,422
Shares redeemed	(246,762)	(4,628,493)	(160,737)	(2,786,041)
Net increase	51,247	$858,692	85,882	$1,434,625

The accompanying notes are an integral part of these financial statements.

TACTICALSHARES DYNAMIC ALLOCATION FUND

STATEMENT OF CHANGES IN NET ASSETS

August 10, 2012*
through
December 31, 2012
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$64,765
Net realized loss on investments	(191,270)
Net change in unrealized appreciation on investments	696,554
Net increase in net assets
resulting from operations	570,049

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(64,774)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net
change in outstanding shares (a)	16,653,209
Total increase in net assets	17,158,484

NET ASSETS
Beginning of period	—
End of period	$17,158,484
Includes undistributed net investment income of	$—

(a)	A summary of share transactions is as follows:

	August 10, 2012*
	through
	December 31, 2012
	Shares	Paid-in Capital
Shares sold	1,118,123	$16,820,590
Shares issued in
reinvestment of
distributions	4,158	64,450
Shares redeemed	(15,312)	(231,831)
Net increase	1,106,969	$16,653,209

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout the year

	Year Ended December 31,
	2012	2011	2010	2009		2008
Net asset value,
beginning of year	$17.08	$16.95	$15.34	$12.68		$17.96
Income from
investment operations:
Net investment
income	0.17	0.11	0.16	0.09	(1)	0.01	(1)
Net realized and
unrealized gain/(loss)
on investments	2.00	0.13	1.61	2.65		(5.28)
Total from
investment operations	2.17	0.24	1.77	2.74		(5.27)

Less distributions:
From net
investment income	(0.16)	(0.11)	(0.16)	(0.08)		(0.01)
Total distributions	(0.16)	(0.11)	(0.16)	(0.08)		(0.01)
Redemption fees retained	—	—	—	0.00	(1)(2)	0.00	(1)(2)
Net asset value,
end of year	$19.09	$17.08	$16.95	$15.34		$12.68

Total return	12.74%	1.44%	11.54%	21.64%		-29.35%

Ratios/supplemental data:
Net assets, end of
year (thousands)	$27,843	$24,033	$22,397	$20,063		$12,232
Ratio of expenses to
average net assets:
Before expense
reimbursement	1.65%	1.74%	1.78%	1.92%		2.11%
After expense
reimbursement	1.25%	1.25%	1.25%	1.32	%(3)	1.50%
Ratio of net investment
income/(loss) to average
net assets:
Before expense
reimbursement	0.51%	0.14%	0.52%	0.09%		(0.52%)
After expense
reimbursement	0.91%	0.63%	1.05%	0.69%		0.09%
Portfolio turnover rate	34.53%	67.31%	130.84%	78.54%		83.95%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01.
(3)	Effective May 1, 2009, the Advisor contractually agreed to lower the net annual operating expense limit to 1.25%.

The accompanying notes are an integral part of these financial statements.

TACTICALSHARES DYNAMIC ALLOCATION FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout the period

	August 10, 2012*
	through
	December 31, 2012
Net asset value, beginning of period	$15.00
Income from investment operations:
Net investment income	0.06
Net realized and unrealized gain on investments	0.50
Total from investment operations	0.56

Less distributions:
From net investment income	(0.06)
Total distributions	(0.06)

Net asset value, end of period	$15.50

Total return	3.73	%(2)

Ratios/supplemental data:
Net assets, end of period (thousands)	$17,158
Ratio of expenses to average net assets:
Before expense reimbursement	1.97	%(1)
After expense reimbursement	1.25	%(1)
Ratio of net investment income to average net assets:
Before expense reimbursement	0.51	%(1)
After expense reimbursement	1.23	%(1)
Portfolio turnover rate	103.81	%(2)

*	Commencement of operations.
(1)	Annualized.
(2)	Not annualized.

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS FUNDS

NOTES TO FINANCIAL STATEMENTS at December 31, 2012

NOTE 1 – ORGANIZATION

The Capital Advisors Growth Fund and the TacticalShares Dynamic Allocation Fund (together, the “Funds”) are each a series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.  The Capital Advisors Growth Fund began operations on December 31, 1999.  The TacticalShares Dynamic Allocation Fund began operations on August 10, 2012.  The Funds are both diversified funds.  The investment objective of the Capital Advisors Growth Fund is to achieve long-term capital growth and the investment objective of the TacticalShares Dynamic Allocation Fund is to achieve long-term capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes: It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.  Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the Capital Advisors Growth Fund’s returns filed for open tax years 2009 – 2011, or expected to be taken in the Funds’ 2012 tax returns.  The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income and Distributions: Security transactions are accounted for on the trade date.  Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest

CAPITAL ADVISORS FUNDS

NOTES TO FINANCIAL STATEMENTS at December 31, 2012, Continued

income is recorded on an accrual basis.  Dividend income, income and capital gain distributions from underlying investment companies,  and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

The Funds distribute substantially all net investment income, if any, and net realized gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody, and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

For the period ended December 31, 2012, the Funds made the following permanent tax adjustments on the statements of assets and liabilities:

	Undistributed	Accumulated Net
	Net Investment	Realized	Paid-in
	Income/(Loss)	Gain/(Loss)	Capital
Capital Advisors
Growth Fund	$5	$(5)	$—
TacticalShares Dynamic
Allocation Fund	9	—	(9)

E
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported

CAPITAL ADVISORS FUNDS

NOTES TO FINANCIAL STATEMENTS at December 31, 2012, Continued

amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
Redemption Fees:  The Capital Advisors Growth Fund charges a 2.00% redemption fee to shareholders who redeem shares held 7 days or less.  The TacticalShares Dynamic Allocation Fund charges a 1.00% redemption fee to shareholders who redeem shares held 30 days or less.  Such fees are retained by the Funds and accounted for as an addition to paid-in capital.

G.
Events Subsequent to the Fiscal Period End: In preparing the financial statements as of December 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for majority security types.   These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

CAPITAL ADVISORS FUNDS

NOTES TO FINANCIAL STATEMENTS at December 31, 2012, Continued

Equity Securities: The Funds’ investments are carried at fair value.  Equity securities, including common stocks and exchange-traded funds, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in open-end mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Short-Term Securities: Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (“Board”).  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  Depending on the relative significance of the valuation inputs, these securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The Board has delegated day-to-day valuation issues to a Valuation Committee which is comprised of one or more trustees and representatives from U.S. Bancorp Fund Services, LLC, the Funds’ administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed and ratified by the Board.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as of December 31, 2012:

CAPITAL ADVISORS FUNDS

NOTES TO FINANCIAL STATEMENTS at December 31, 2012, Continued

Capital Advisors Growth Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Basic Materials	$4,953,234	$—	$—	$4,953,234
Conglomerates	1,211,123	—	—	1,211,123
Consumer Goods	2,179,920	—	—	2,179,920
Financial	2,373,942	—	—	2,373,942
Healthcare	2,685,590	—	—	2,685,590
Industrial Goods	1,857,467	—	—	1,857,467
Services	2,205,629	—	—	2,205,629
Technology	8,785,676	—	—	8,785,676
Total Common Stocks	26,252,581	—	—	26,252,581
Short-Term Investments	2,018,279	—	—	2,018,279
Total Investments in Securities	$28,270,860	$—	$—	$28,270,860

TacticalShares Dynamic Allocation Fund

	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$16,017,965	$—	$—	$16,017,965
Short-Term Investments	1,095,374	—	—	1,095,374
Total Investments in Securities	$17,113,339	$—	$—	$17,113,339

Refer to each Fund’s Schedule of Investments for a detailed break-out of securities.  Transfers between levels are recognized at December 31, 2012, the end of the reporting period.  The Funds recognized no transfers to/from Level 1 or Level 2.  There were no Level 3 securities held in the Funds during the period ended December 31, 2012.

New Accounting Pronouncement: In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.  The guidance requires retrospective application for all comparative periods presented.  The Funds are currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

CAPITAL ADVISORS FUNDS

NOTES TO FINANCIAL STATEMENTS at December 31, 2012, Continued

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the period ended December 31, 2012, Capital Advisors, Inc. (the “Advisor”) provided the Funds with investment management services under an Investment Advisory Agreement.  The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Funds.  As compensation for its services, the Advisor is entitled to a monthly fee, computed daily and payable monthly.  The Capital Advisors Growth Fund and TacticalShares Dynamic Allocation Fund pay fees calculated at an annual rate of 0.75% and 0.70%, respectively, based upon the average daily net assets of each Fund.  For the period ended December 31, 2012, the Capital Advisors Growth Fund and the TacticalShares Dynamic Allocation Fund incurred $205,119 and $36,935 in advisory fees, respectively.

Each Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to reduce fees payable to it by the Funds and to pay Fund operating expenses to the extent necessary to limit the aggregate annual operating expenses of each Fund to 1.25% of average daily net assets.  Any such reduction made by the Advisor in its fees or payment of expenses which are the Funds’ obligation are subject to reimbursement by the Funds to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Funds toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Funds’ expenses.  The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made.  Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses.  For the period ended December 31, 2012, the Advisor reduced its fees in the amount of $110,309 and $37,736 for the Capital Advisors Growth Fund and the TacticalShares Dynamic Allocation Fund, respectively.  No amounts were reimbursed to the Advisor.

Cumulative expenses subject to recapture pursuant to the aforementioned conditions and the year of expiration are as follows:

	2013	2014	2015	Total
Capital Advisors
Growth Fund	$109,080	$114,417	$110,309	$333,806
TacticalShares Dynamic
Allocation Fund	—	—	37,736	37,736

CAPITAL ADVISORS FUNDS

NOTES TO FINANCIAL STATEMENTS at December 31, 2012, Continued

U.S. Bancorp Fund Services, LLC (the “Administrator” or the “transfer agent”) acts as the Funds’ Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.

U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Funds.  U.S. Bank N.A., an affiliate of USBFS, serves as the Funds’ custodian.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Funds are also employees of the Administrator.

For the period ended December 31, 2012, the Funds incurred the following expenses for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

	Capital Advisors	TacticalShares Dynamic
	Growth Fund	Allocation Fund
Administration and
Fund Accounting	$78,725	$19,316
Transfer Agency (a)	12,855	7,880
Custody	4,618	3,708
Chief Compliance Officer	7,000	4,636

(a)	Does not include out-of-pocket expenses

At December 31, 2012, the Funds had payables due to USBFS for administration, fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

	Capital Advisors	TacticalShares Dynamic
	Growth Fund	Allocation Fund
Administration and
Fund Accounting	$19,946	$12,162
Transfer Agency (a)	3,150	5,206
Chief Compliance Officer	1,750	3,336
Custody	228	1,391

(a)	Does not include out-of-pocket expenses

CAPITAL ADVISORS FUNDS

NOTES TO FINANCIAL STATEMENTS at December 31, 2012, Continued

NOTE 5 – DISTRIBUTION COSTS

The Capital Advisors Growth Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the Fund’s average daily net assets.  The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  Pursuant to a distribution coordination agreement adopted under the Plan, distribution fees are paid to the Advisor as “Distribution Coordinator”.  For the year ended December 31, 2012, the Capital Advisors Growth Fund paid the Distribution Coordinator $68,373.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the period ended December 31, 2012, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Cost of Purchases	Proceeds from Sales
Capital Advisors Growth Fund	$11,551,927	$8,420,801
TacticalShares Dynamic
Allocation Fund	29,578,432	14,061,735

NOTE 7 – INCOME TAXES

The tax character of distributions paid during the period ended December 31, 2012 and the year ended December 31, 2011 were as follows:

	Ordinary Income	Ordinary Income
	December 31, 2012	December 31, 2011
Capital Advisors Growth Fund	$239,458	$154,381
TacticalShares Dynamic
Allocation Fund	64,774	—

CAPITAL ADVISORS FUNDS

NOTES TO FINANCIAL STATEMENTS at December 31, 2012, Continued

As of December 31, 2012, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Capital Advisors	TacticalShares Dynamic
	Growth Fund	Allocation Fund
Cost of investments	$25,460,883	$16,416,791
Gross tax unrealized appreciation	3,433,741	716,793
Gross tax unrealized depreciation	(623,764)	(20,245)
Net tax unrealized appreciation	2,809,977	696,548
Undistributed ordinary income	271	—
Undistributed long-term capital gain	—	—
Total distributable earnings	271	—
Other accumulated gains/(losses)	(1,049,983)	(191,264)
Total accumulated earnings/(losses)	$1,760,265	$505,284

At December 31, 2012, the Capital Advisors Growth Fund had capital loss carryforwards of $1,049,983, which expire in 2017.

At December 31, 2012, the TacticalShares Dynamic Allocation Fund had short-term capital loss carryforwards of $10,582, which can be carried forward indefinitely to offset future gains.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses.  Under the law in effect prior to the Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses.  As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2012, the TacticalShares Dynamic Allocation Fund deferred, on a tax basis, post-October losses of $180,682.

CAPITAL ADVISORS FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of
Capital Advisors Growth Fund

We have audited the accompanying statements of assets and liabilities of the Capital Advisors Growth Fund and TacticalShares Dynamic Allocation Fund (the “Funds”), each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of December 31, 2012, and with respect to the Capital Advisors Growth Fund, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, with respect to TacticalShares Dynamic Allocation Fund, the related statement of operations, statement of changes, and the financial highlights for the period August 10, 2012 (commencement of operations) to December 31, 2012.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Capital Advisors Growth Fund and TacticalShares Dynamic Allocation Fund as of December 31, 2012, the results of their operations, and the changes in their net assets and financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
March 1, 2013

CAPITAL ADVISORS FUNDS

NOTICE TO SHAREHOLDERS at December 31, 2012 (Unaudited)

For the period ended December 31, 2012, the Capital Advisors Growth Fund and TacticalShares Dynamic Allocation Fund designated $239,458 and $64,774, respectively, as ordinary income for purposes of the dividends paid deduction.

For the period ended December 31, 2012, certain dividends paid by the Capital Advisors Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from net investment income designated as qualified dividend income was 100.00% and 100.00% for the Capital Advisors Growth Fund and TacticalShares Dynamic Allocation Fund, respectively.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the period ended December 31, 2012 was 100.00% and 100.00% for the Capital Advisors Growth Fund and TacticalShares Dynamic Allocation Fund, respectively.

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-205-0523 or on the SEC’s website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-205-0523.  Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Funds’ Form N-Q is also available by calling 1-866-205-0523.

CAPITAL ADVISORS FUNDS

MANAGEMENT

This chart provides information about the Trustees and Officers who oversee the Funds.  Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

		Term of		Number of
		Office		Portfolios
	Position	and	Principal	in Fund	Other
	Held	Length	Occupation	Complex	Directorships
Name, Address	with the	of Time	During Past	Overseen by	Held During
and Age	Trust	Served	Five Years	Trustee(2)	Past Five Years

Independent Trustees(1)

Donald E. O’Connor	Trustee	Indefinite	Retired; former	2	Trustee,
(age 76)		term since	Financial Consultant		Advisors
615 E. Michigan Street		February	and former		Series Trust
Milwaukee, WI 53202		1997.	Executive Vice		(for series not
			President and		affiliated with
			Chief Operating		the Funds);
			Officer of ICI Mutual		Trustee, The
			Insurance Company		Forward
			(until January 1997).		Funds (35
portfolios).

George J. Rebhan	Trustee	Indefinite	Retired; formerly	2	Trustee,
(age 78)		term since	President, Hotchkis		Advisors
615 E. Michigan Street		May	and Wiley Funds		Series Trust
Milwaukee, WI 53202		2002.	(mutual funds)		(for series not
			(1985 to 1993).		affiliated with
the Funds);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

George T. Wofford	Trustee	Indefinite	Retired; formerly	2	Trustee,
(age 73)		term since	Senior Vice President,		Advisors
615 E. Michigan Street		February	Federal Home Loan		Series Trust
Milwaukee, WI 53202		1997.	Bank of San Francisco.		(for series not
affiliated with
the Funds).

Interested Trustee

Joe D. Redwine(3)	Interested	Indefinite	President, CEO,	2	Trustee,
(age 65)	Trustee	term since	U.S. Bancorp Fund		Advisors
615 E. Michigan Street		September	Services, LLC		Series Trust
Milwaukee, WI 53202		2008.	(May 1991 to present).		(for series not
affiliated with
the Funds).

CAPITAL ADVISORS FUNDS

MANAGEMENT, Continued

Term of
Office
	Position	and	Principal
	Held	Length	Occupation
Name, Address	with the	of Time	During Past
and Age	Trust	Served	Five Years

Officers

Joe D. Redwine	Chairman	Indefinite	President, CEO, U.S. Bancorp Fund Services,
(age 65)	and Chief	term since	LLC (May 1991 to present).
615 E. Michigan Street	Executive	September
Milwaukee, WI 53202	Officer	2007.

Douglas G. Hess	President	Indefinite	Senior Vice President, Compliance and
(age 45)	and	term since	Administration, U.S. Bancorp Fund Services,
615 E. Michigan Street	Principal	June	LLC (March 1997 to present).
Milwaukee, WI 53202	Executive	2003.
Officer

Cheryl L. King	Treasurer	Indefinite	Vice President, Compliance and
(age 51)	and	term since	Administration, U.S. Bancorp Fund Services,
615 E. Michigan Street	Principal	December	LLC (October 1998 to present).
Milwaukee, WI 53202	Financial	2007.
Officer

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bancorp Fund
(age 55)	President,	term since	Services, LLC (February 2008 to present);
615 E. Michigan Street	Chief	September	General Counsel/Controller, Steinhafels, Inc.
Milwaukee, WI 53202	Compliance	2009.	(September 1995 to February 2008).
Officer and
AML Officer

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite	Senior Vice President and Counsel, U.S.
(age 47)		term since	Bancorp Fund Services, LLC (May 2006 to
615 E. Michigan Street		June	present); Senior Counsel, Wells Fargo Funds
Milwaukee, WI 53202		2007.	Management, LLC (May 2005 to May 2006);
Senior Counsel, Strong Financial
Corporation (January 2002 to April 2005).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

(3)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-866-205-0523.

CAPITAL ADVISORS FUNDS

ADDITIONAL INFORMATION

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other regulatory documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-205-0523 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

CAPITAL ADVISORS GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on December 4-6, 2012, the Board, including all the persons who are Independent Trustees as defined under the Investment Company Act of 1940, as amended, considered and approved the continuance of the Advisory Agreement for the Capital Advisors Growth Fund (the “Fund”) with Capital Advisors, Inc. (the “Advisor”) for another annual term.  At this meeting, and at a prior meeting held on October 24-25, 2012, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENT.  The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics, including the Advisor’s diligence in risk oversight.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

2.
THE FUND’S HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund as of August 31, 2012 on both an absolute basis, and in comparison to both benchmarks and its peer funds as classified by Lipper and Morningstar.  While the

CAPITAL ADVISORS GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

Board considered performance over both short and long term periods, it placed less emphasis on very short term performance and greater emphasis on longer term performance.  When reviewing performance against the comparative peer group universe, the Board took into account that the investment objective and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.

The Board noted that the Fund’s performance, with regard to its Lipper comparative universe, was above its peer group median and Lipper Index for the three-month, five-year and ten-year periods, above its peer group Lipper Index but below its peer group median for the one-year period, and below its peer group median and Lipper Index for the year-to-date and three-year periods.

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was above its peer group median and average for the three-month, five-year and ten-year periods, above its peer group average but below its peer group median for the one-year period, and below its peer group median and average for the year-to date and three-year periods.

The Board also considered any differences in performance between similarly managed accounts and the performance of the Fund and reviewed the performance of the Fund against broad-based securities market benchmarks.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the appropriateness of the advisory fee, the Board considered the level of the fee itself as well as the total fees and expenses of the Fund.  The Board reviewed information as to fees and expenses of advisers and funds within the relevant Lipper peer funds, fees charged by the Advisor to other similarly managed accounts, as well as information regarding fee offsets for separate accounts invested in the Fund.  When reviewing fees charged to other similarly managed accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio for the Fund of 1.25% (the “Expense Cap”).  The

CAPITAL ADVISORS GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

Board noted that the Fund’s total expense ratio was below its peer group average, but above its peer group median, and the contractual advisory fee was above its peer group median and average.  Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the total expense ratio for the Fund was below the average of this segment of its peer group.  The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Cap, the net advisory fees received by the Advisor from the Fund during the most recent fiscal period were significantly below the peer group median and average.  The Board also took into consideration the services the Advisor provided to its separately managed account clients, comparing the fees charged for those management services to the fees charged to the Fund.  The Board found that the management fees charged to the Fund were similar to the management fees charged to the Advisor’s separately managed account clients.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

4.
ECONOMIES OF SCALE.  The Board also considered that economies of scale would be expected to be realized by the Advisor as the assets of the Fund grow.  In this regard, the Board noted that the Advisor anticipated recognizing certain economies of scale if Fund assets should increase materially from current levels.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed its specified Expense Cap.  The Board concluded that there were no effective economies of scale to be shared with the Fund at current asset levels, but indicated they would revisit this issue in the future as circumstances changed and asset levels increased.

5.
THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional benefits derived by the Advisor from its relationship with the Fund, including benefits received in the form of Rule 12b-1 fees and the ability to use the Fund as a vehicle for its separate account business.  The Board also reviewed information regarding fee offsets for separate accounts invested in the Fund and determined that the Advisor was not

CAPITAL ADVISORS GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate resources and profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Capital Advisors Growth Fund, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangement with the Advisor, including the advisory fee, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement for the Capital Advisors Growth Fund would be in the best interest of the Fund and its shareholders.

TACTICALSHARES DYNAMIC ALLOCATION FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on June 10-12, 2012, the Board of Trustees of Advisors Series Trust, including the majority of the persons who are Independent Trustees as defined under the Investment Company Act, considered and approved the initial investment advisory agreement (“Advisory Agreement”) for the TacticalShares Dynamic Allocation Fund (the “Fund”) for a period not to exceed two years.  Prior to this meeting, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services expected to be provided by the Advisor to the Fund under the Advisory Agreement.  This information formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the initial Advisory Agreement:

The Board members present, which includes a majority of Independent Trustees, took into consideration, among other things, the nature, extent and quality of the services to be provided by the Advisor under the Advisory Agreement.  The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day management of the Fund.  In this regard, the Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor that would be involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Advisor, including information regarding the compliance program, chief compliance officer and the Advisor’s compliance record and business continuity plan.  The Board also considered the Advisor’s business plan, noting that the Advisor currently manages one other active mutual fund which is a separate series of Advisors Series Trust.  After discussion, the Board concluded that the Advisor has the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality, cost and extent of such management services will be satisfactory.

The Trustees then discussed the expected costs of the services to be provided by the Advisor and the structure and level of the Advisor’s fees under the Advisory Agreement.  In considering the advisory fee and anticipated total fees and expenses of the Fund, the Board reviewed and compared the Fund’s anticipated fees and expenses to those funds in its Lipper peer group, as well as the fees and expenses for similar types of accounts managed by the Advisor.  The Board viewed such information as a whole as useful in assessing whether the Advisor would be able to provide services at a cost that was competitive with other similar funds and consistent with an arm’s length bargaining process.  The Trustees also took into account the proposed expense waivers.

TACTICALSHARES DYNAMIC ALLOCATION FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

The Board noted that the Advisor was agreeing to waive its advisory fees or reimburse the Fund for certain of the Fund’s expenses to the extent necessary to maintain an annual expense ratio of 1.25% for Institutional Class shares and 1.50% each for Class A and Investor Class shares (the “Expense Caps”).

The Board noted that the Fund’s expected total operating expenses for Institutional Class shares were below the peer group median and average and the contractual advisory fee was below the peer group median and average, though the Fund’s expected total operating expenses for both Class A and Investor Class shares were above the peer group median and average.  The Board also noted that the Fund’s expected contractual advisory fee was lower than the fee charged by the Advisor to many of its separately managed account clients.

The Board concluded that the fees to be paid to the Advisor were fair and reasonable.

The Board also considered economies of scale that would be expected to be realized by the Advisor as the assets of the Fund grew.  The Board noted that the Advisor would be contractually agreeing to reduce its advisory fees or reimburse Fund expenses indefinitely, but in no event for less than a one year term, so that the Fund does not exceed the Expense Caps.  The Board concluded that there were no effective economies of scale to be shared by the Advisor at this time, but indicated that they would continue to examine this issue to ensure that economies of scale are being shared with the Fund as asset levels increase.

The Board then considered the profits expected to be realized by the Advisor from its relationship with the Fund.  The Board reviewed the Advisor’s financial information and took into account both the expected direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board considered the expected profitability to the Advisor from its relationship with the Fund and considered any additional benefits that may be derived by the Advisor from its relationship with the Fund.  After such review, the Board determined that the expected profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had sufficient resources to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the Advisory Agreement, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangement with the Advisor, including the advisory fee, was fair and reasonable.  The Board, including a majority of Independent Trustees, therefore determined that the approval of the Advisory Agreement was in the best interests of the Fund and its shareholders.

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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Advisor
Capital Advisors, Inc.
2200 South Utica Place, Suite 150
Tulsa, Oklahoma  74114

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Custodian
U.S. Bank N.A.
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202
1-866-205-0523

Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, New York  10022

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the business experience and financial literacy provided by each member of the audit committee collectively offers the registrant adequate oversight given the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2012	FYE 12/31/2011
Audit Fees	$26,400	$14,300
Audit-Related Fees	N/A	N/A
Tax Fees	$6,000	$2,900
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2012	FYE 12/31/2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2012	FYE 12/31/2011
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)* /s/ Douglas G. Hess
 Douglas G. Hess, President

Date   3/7/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Douglas G. Hess
 Douglas G. Hess, President

Date   3/7/13

By (Signature and Title)* /s/ Cheryl L. King
 Cheryl L. King, Treasurer

Date  3/7/13

* Print the name and title of each signing officer under his or her signature.